                                                                EXHIBIT 99(a)(2)

                             Letter of Transmittal
                       To Tender Shares of Common Stock

                                      of

                                 Go2Net, Inc.

                                      at

                             $90.00 Net Per Share

            Pursuant to the Offer to Purchase Dated March 19, 1999

                                      by

                         Vulcan Ventures Incorporated

                                 The Purchaser

-------------------------------------------------------------------------------
         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
      AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 15, 1999,
                         UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

      The Depositary for the Offer is: IBJ WHITEHALL BANK & TRUST COMPANY

        Mailing Address:                 By Facsimile Copy Number:         Hand/Overnight Delivery:
IBJ Whitehall Bank & Trust Company   (For Eligible Institutions Only)   IBJ Whitehall Bank & Trust Company
           P.O. Box 84                       (212) 858-2611                    One State Street
      Bowling Green Station                                                New York, New York 10004
  New York, New York 10274-0084             Confirm Receipt of            Attn: Securities Processing Window,
 Attn: Reorganization Operations        Facsimile by Telephone:             Subcellar One, (SC-1)
           Department                        (212) 858-2103

                        DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------------------------

     Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) and share(s)                                      Numbers of Share
       tendered appear(s) on share certificate(s))                Share         Total Number     Certificate(s)
          (Attach additional list, if necessary)             Certificate(s)*     of Shares*        Tendered**
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Total Shares
----------------------------------------------------------------------------------------------------------------
 *   Need not be completed by stockholders tendering by book-entry transfer.
 **  Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 2 of the Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Shares (as defined below) into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution ______________________________________________

   Account Number _____________________________________________________________

   Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Owner(s) _____________________________________________

   Window Ticket Number (if any) ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution that Guaranteed Delivery _______________________________

   If delivery is by Book-Entry Transfer, give the following:

   DTC Account Number _________________________________________________________

   Transaction Code Number ____________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                               (TO BE COMPLETED)

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

GENTLEMEN AND LADIES:

   The undersigned hereby tenders to Vulcan Ventures Incorporated, a Washington corporation (the "Purchaser"), the above described shares of Common Stock, par value $.01 per share (the "Common Stock"), of Go2Net, Inc., a Delaware corporation (the "Company") (shares of the Common Stock being referred to as the "Shares"), pursuant to the Purchaser's offer to purchase up to 3,596,688 of the outstanding Shares upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 19, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"), at the purchase price of $90.00 per Share, net to the seller in cash.

   Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 15, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities), or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints each designee of the Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any and all other Shares or securities issued or issuable in respect thereof on or after March 15, 1999), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the deposit by the Purchaser with the Depositary of the purchase price for such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 15, 1999) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities).

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   The undersigned understands that if more than 3,596,688 Shares are validly tendered prior to the expiration of the Offer and not validly withdrawn in accordance with Section 3 of the Offer to Purchase, Shares so tendered and not validly withdrawn shall be accepted for payment on a pro rata basis according to the number of Shares validly tendered and not withdrawn by the Expiration Date (with appropriate adjustments to avoid the purchase of fractional Shares).

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. Stockholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at a Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

-----------------------------------       -----------------------------------
 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)


  To be completed ONLY if                    To be completed ONLY if
 certificates for Shares not               certificates for Shares not
 tendered or not purchased and/or          tendered or not purchased and/or
 the check for the purchase price          the check for the purchase price
 of Shares purchased are to be             of Shares purchased are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned, or if         undersigned, or to the
 Shares delivered by book-entry            undersigned at an address other
 which are not purchased are to be         than that shown above.
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than that
 designated above.

 Issue  [_] Check and/or                   Issue  [_] Check and/or
        [_] Certificate to:                       [_] Certificate to:

                                           Name______________________________
                                                     (Please Print)

                                           Address __________________________

 Name _____________________________        __________________________________
           (Please Print)                            (Zip Code)

 Address __________________________

 __________________________________        __________________________________
         (Include Zip Code)                  (Tax Identification or Social
                                                    Security Number)
 __________________________________           (See Substitute Form W-9 on
   (Tax Identification or Social                    Reverse Side)
          Security Number)

    (See Substitute Form W-9 on
           Reverse Side)

  Credit unpurchased Shares
 delivered by book-entry transfer
 to the Book-Entry Transfer
 Facility account set forth below:
 __________________________________
          (Account Number)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

 ............................................................................

 ............................................................................
                          (Signature(s) of Owner(s))
 Dated:       , 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s).....................................................................

 ............................................................................
                                (Please Print)

 Capacity (full title).......................................................

 Address.....................................................................

 ............................................................................
                              (Include Zip Code)

 Area Code and Telephone Number..............................................

 ............................................................................
                 (Tax Identification or Social Security No.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
 ............................................................................
                            (Authorized Signature)

 Name........................................................................
                                (Please Print)

 Title.......................................................................

 Name of Firm................................................................

 Address.....................................................................

 ............................................................................

 ............................................................................
                              (Include Zip Code)

 Area Code and Telephone Number..............................................

 Dated:       , 1999

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (ii) if such Shares are tendered for the account of a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message (as defined in the Offer to Purchase) is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically tendered Shares or Book-Entry Confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message (as defined in the Offer to Purchase) is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

   When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

   7. Special Payment and Delivery Instructions. If a check and/or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

   9. Waiver of Conditions. Subject to the terms of the Stock Purchase Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

   10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the stockholder is subject to backup withholding of Federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% Federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

   11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If a tendering stockholder is subject to backup withholding, he must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                        PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

                      WHAT NUMBER TO GIVE THE DEPOSITARY

   The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he should write "Applied For" in the space provided for in the TIN in
Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

               PAYER'S NAME: IBJ WHITEHALL BANK & TRUST COMPANY



                        Part 1--For all accounts,
 SUBSTITUTE             enter your taxpayer
 Form W-9               identification number in
                        the box at right. (For most
                        individuals, this is your
                        social security number. If     ----------------------
                        you do not have a number,      Social security number
                        see Obtaining a Number in
                        the enclosed guidelines.)
 Department of          (If awaiting TIN write                   OR
 the Treasury           "Applied For".) Certify by
 Internal               signing and dating below.      -----------------------
 Revenue                Note: If the account is in
 Service                more than one name, see the
                        chart in the enclosed          Employer identification
                        Guidelines to determine                number
                        which number to give the       -----------------------
                        payer.



                 Part 2--Certification--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            taxpayer identification number (or I am waiting for a number to be issued to me); and
                        (2) I am not subject to backup withholding because I
                            have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.


                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax re-turn. However, if after being notified by the IRS that you were subject to backup withholding you re-ceived another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
 Payer's Request for Taxpayer Identification Number (TIN)

 For Payees Exempt
 From Backup
 Withholding, see the
 enclosed Guidelines
 and complete as
 instructed herein.

                        Signature: _________________   Date: ________________
                        Name (Please Print):

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                       The Depositary for the Offer is:

                      IBJ WHITEHALL BANK & TRUST COMPANY

         Mailing Address:           By Facsimile Copy Number:      Hand/Overnight Delivery:
IBJ Whitehall Bank & Trust Company        (For Eligible       IBJ Whitehall Bank & Trust Company
           P.O. Box 84                 Institutions Only)              One State Street
      Bowling Green Station              (212) 858-2611            New York, New York 10004
  New York, New York 10274-0084                               Attn: Securities Processing Window,
 Attn: Reorganization Operations       Confirm Receipt of            Subcellar One, (SC-1)
            Department               Facsimile by Telephone:
                                         (212) 858-2103

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                      [LOGO OF MACKENZIE PARTNERS, INC.]
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (call collect)
                                      or
                         CALL TOLL-FREE (800) 322-2885

                     The Dealer Manager for the Offer is:

                  [LOGO OF NATIONSBANC MONTGOMERY SECURITIES]

                     NATIONSBANC MONTGOMERY SECURITIES LLC
                      11601 Wilshire Boulevard, Suite 500
                         Los Angeles, California 90025
                       (310) 575-4820, Extension 1 or 7

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